Exhibit 10.107

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.
SUPPLEMENTAL AGREEMENT NO. 14 to
PURCHASE AGREEMENT NUMBER 04815
between
THE BOEING COMPANY
and
UNITED AIRLINES, INC.
relating to
BOEING MODEL 787 AIRCRAFT
THIS SUPPLEMENTAL AGREEMENT No. 14 (SA-14) is entered into as of
October 24, 2024 by and between The Boeing Company, a Delaware corporation, (Boeing) and United Airlines, Inc., a Delaware corporation, (Customer);
WHEREAS, Customer and Boeing entered into Purchase Agreement No. 04815 dated as of the 31st day of May of 2018 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Model 787 aircraft. This Supplemental Agreement is an amendment to the Purchase Agreement; and
WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement to:
(i)Reflect the exercise of *** Customer *** Rights to (a) *** the scheduled delivery of *** 787-*** Aircraft in place of *** Aircraft (each and collectively *** Aircraft) and (b) revise the scheduled delivery of *** Aircraft into the scheduled delivery months of the *** Aircraft (each and collectively the *** Aircraft), all as shown below;

	MSN where Applicable (Subject to change until delivery)	Scheduled Delivery *** at July 1, 2024	Scheduled Delivery *** as of SA-14
***	***	***	***
(ii)Reflect agreement relating to engine *** matters for the *** Aircraft.
UAL-PA-04815    SA-14    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-14”).
2.Tables.
Table 1 is deleted in its entirety and replaced with the attached Table 1 entitled “787-*** Aircraft Delivery, Description, Price and ***” (identified by “SA-14”) to revise the *** scheduled delivery month of each *** Aircraft.
3.Letter Agreements.
3.1.Letter Agreement No. UAL-PA-04815-LA-1802886R5 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-1802886R6 entitled “Special Matters” (identified by “SA-13”, the Special Matters Letter Agreement) to revise engine *** matters for the *** Aircraft.
3.2.Letter Agreement No. UAL-PA-04815-LA-1802897R2 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-1802897R3 entitled “*** Aircraft” (identified by “SA-13”, the *** Aircraft Letter Agreement) to revise the scheduled delivery months of each *** Aircraft to the vacated and former scheduled delivery month of the corresponding *** Aircraft as shown in Attachment A-1: 787-*** with *** Engines.
4.Miscellaneous.
Boeing and Customer agree that there is no payment due upon execution of this SA-14 as a result of the provisions of Section 3 of Letter Agreement UAL-PA-04815-LA-1802895R6 entitled “*** Matters.
The rest of the page is intentionally blank. Signature page follows on the next page.

UAL-PA-04815    SA-14    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Michael Leskinen
Signature	Signature

Irma. L. Krueger	Michael Leskinen
Printed Name	Printed Name

Attorney-in-Fact	EVP and Chief Financial Officer
Title	Title

UAL-PA-04815    SA-14    Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.
TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1.	787-*** Aircraft Delivery, Description, Price and *** (*** 787-*** Aircraft)	SA-6
1.	787-*** Aircraft Delivery, Description, Price and *** (*** 787-*** Aircraft)	SA-14
1.	787-*** Aircraft Delivery, Description, Price and ***	SA-8
EXHIBITS
A	787-*** Aircraft Configuration ***	SA-6
A1	787-*** Aircraft Configuration ***	SA-10
A2	787-*** Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS
AE1.	*** Features for the 787 Aircraft
BFE1.	BFE Variables 787-*** Aircraft ***	SA-13
TABLE OF CONTENTS, CONTINUED
SUPPLEMENTAL EXHIBITS		SA NUMBER
UAL-PA-04815    Table of Contents, Page 1 of 4     SA-14
BOEING / UNITED AIRLINES, INC. PROPRIETARY

BFE1.	BFE Variables 787-*** Aircraft	SA-6
CS1.	Customer Support Document	SA-10
EE1.	Engine ***, Engine Warranty and ***
SLP1.	Service Life Policy Components
LETTER AGREEMENTS		SA NUMBER
LA-1802882	Special Matters Relating to COTS Software and End User License Agreements
LA-1802883	Installation of Cabin Systems Equipment
LA-1802884	Model 787 Post-Delivery Software & Data Loading
LA-1802885R2	Aircraft Model ***	SA-13
	Attachment A, 787-*** with ***	SA-12
	Attachment B, 787-***	SA-12
	Attachment C, 787-*** Airframe *** Aircraft with ***	SA-12
LA-1802886R6	Special Matters	SA-14
LA-1802887	***
LA-1802888	*** for 787-*** Aircraft
LA-1802889	Demonstration Flight Waiver
LA-1802890	Privileged and Confidential Matters
LA-1802891R2	***	SA-12
LA-1802892	787 Special Terms – Seats
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
LA-1802893	AGTA Matters
LA-1802894	Assignment Matters
LA-1802895R6	*** Matters	SA-13
UAL-PA-04815    Table of Contents, Page 2 of 5     SA-14
BOEING / UNITED AIRLINES, INC. PROPRIETARY

LA-1802896	Model 787 e- Enabling
LA-1802897R2	*** Aircraft	SA-14
	Attachment A-1: 787-*** with ***	SA-14
	Attachment A-2: –Additional *** Aircraft ***	SA-14
LA-1907123	Other Special Matters	SA-5
LA-2000321	*** Rights for Certain 787 Aircraft	SA-6
LA-2000325R1	*** for 787-*** Aircraft	SA-12
LA-2000327	*** for 787-*** Aircraft	SA-6
LA-2000328	787-***	SA-6
LA-2000341	CS1 Special Matters	SA-6
LA-2000366R1	*** for 787-*** Aircraft	SA-12
LA-2001835R1	Certain Special Matters	SA-8
LA-22004030R1	*** Rights for *** 787-*** Aircraft	SA-11
LA-22006156R1	787 ***	SA-13
LA-22006204R1	787 Delivery *** Matters	SA-13
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
LA-22006226	Training Support	SA-12
LA-22006285	***	SA-12
LA-22006311	787 Open Matters	SA-12
LA-23005341	Special Matters – SA-13 *** 787 Aircraft	SA-13

UAL-PA-04815    Table of Contents, Page 3 of 5     SA-14
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . September 25, 2018
Supplemental Agreement No. 2 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . November 1, 2018
Supplemental Agreement No. 3 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . December 12, 2018
Supplemental Agreement No. 4 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . April 26, 2019
Supplemental Agreement No. 5. . . . . . . . . . . .	. . . . . . . . . . . . . . . . October 31, 2019
Supplemental Agreement No. 6. . . . . . . . . . . .	. . . . . . . . . . . . . . . . February 7, 2020
Supplemental Agreement No. 7. . . . . . . . . . . .	. . . . . . . . . . . . . . . . March 20, 2020
Supplemental Agreement No. 8 . . . . . . . . . . .	. . . . . . . . . . . . . . . . June 30, 2020
Supplemental Agreement No. 9 . . . . . . . . . . .	. . . . . . . . . . . . . . . . February 26, 2021
Supplemental Agreement No. 10 . . . . . . . . . . .	. . . . . . . . . . . . . . . August 25, 2022
Supplemental Agreement No. 11 . . . . . . . . . . .	. . . . . . . . . . . . . . . September 27, 2022
Supplemental Agreement No. 12 . . . . . . . . . . .	. . . . . . . . . . . . . . . December 12, 2022
Supplemental Agreement No. 13 . . . . . . . . . . .	. . . . . . . . . . . . . . . September 28, 2023
Supplemental Agreement No. 14 . . . . . . . . . . .	. . . . . . . . . . . . . . . , 2024

UAL-PA-04815    Table of Contents, Page 4 of 5     SA-14
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1 to Purchase Agreement No. 04815
787-*** Aircraft Delivery, Description, Price and ***
(787-***)

Airframe Model/MTOW:			787-***	*** pounds	1		Detail Specification:		***
Engine Model/Thrust:			***	*** pounds	2		Airframe Price Base Year/*** Formula:		***	***
Airframe Price:				$***			Engine Price Base Year/*** Formula:		***	***
*** Features:				$***	3
Sub-Total of Airframe and Features:				$***			Airframe *** Data:
Engine Price (Per Aircraft):				$***	2		Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):				$***			Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:				$***			Engine *** Data:
Seller Purchased Equipment (SPE)				$***	3		Base Year Index (ECI):		***
Deposit per Aircraft:				$***	4		Base Year Index (CPI):		***

# of Aircraft	Contract Delivery ***	Number of Aircraft	*** Factor (Airframe)	*** Factor (Engine)	*** Forecast	Manufacturer Serial Number++	*** Estimate *** Base Price Per A/P	*** (Amts. Due/*** Prior to Delivery):
							***	***	***	***
							***	***	***	***
***	***	***	***	***	***	***	*** ***	***	***	***
***	***	***	***	***	***	***	*** ***	***	***	***
	Total:	***
1 ***
2 ***
3 ***
4 ***
^^-	The delivery *** data for these aircraft are as specified below:
	MSN	Contract Delivery *** PRIOR TO SA-14		Contract Delivery *** Beginning with SA-14	Target Delivery Month

UAL-PA-04815 APR 122084 for all	Boeing Proprietary	787-*** Table 1: SA-14, Page 1

Table 1 to Purchase Agreement No. 04815
787-*** Aircraft Delivery, Description, Price and ***
(787-***)

# of Aircraft	Contract Delivery ***	Number of Aircraft	*** Factor (Airframe)	*** Factor (Engine)	*** Forecast	Manufacturer Serial Number++	*** Estimate *** Base Price Per A/P	*** (Amts. Due/*** Prior to Delivery):
								***	***	***	***
								***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
++ Manufacturer Serial Numbers ***

UAL-PA-04815 APR 122084 for all	Boeing Proprietary	787-*** Table 1: SA-14, Page 2

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
UAL-PA-04815-LA-1802886R6
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Special Matters
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. This Letter Agreement replaces and supersedes Letter Agreement UAL-PA-04815-LA-1802886R5, dated September 28, 2023 in its entirety.
1.***.
1.1. 787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.
1.2. 787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.
1.3. 787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.
UAL-PA-04815-LA-1802886R6    SA-14
Special Matters    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

1.4.***.
Boeing *** to Customer ***.
2.***.
***
3.***.
***
4.***.
***
5.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
6.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-1802886R6    SA-14
Special Matters    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	October 24, 2024

UNITED AIRLINES, INC.

By	/s/ Michael Leskinen

Its	EVP and Chief Financial Officer

UAL-PA-04815-LA-1802886R6    SA-14
Special Matters    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

UAL-PA-04815-LA-1802897R3
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** Aircraft
Reference:    Purchase Agreement 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04815-LA-1802897R2 dated September 28, 2023.
Boeing agrees to manufacture and sell to Customer additional Boeing model 787-9 aircraft (collectively and each an *** Aircraft) in accordance with the terms of this Letter Agreement. The model, delivery *** per aircraft and *** schedule are listed in Attachment A-1 and the delivery *** and *** information data for certain of the *** Aircraft are provided in Attachment A-2 for the *** Aircraft.
1.Aircraft Description and Changes.
1.1.Aircraft Description: The *** Aircraft are described by the Detail Specification listed in Attachment A-1, and are subject to the items in Section 1.2 below.
1.2.Changes: The Detail Specification will be revised to include:
(i)Changes applicable to the *** Model 787 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the *** Aircraft;
(ii)Changes required to obtain required regulatory certificates; and
(iii)Changes mutually agreed upon.
P.A. No. 04815        SA-14
UAL-PA-04815-LA-1802897R3, *** Aircraft    Page 1
BOEING PROPRIETARY

2.Price.
2.1.The *** of the *** Aircraft are listed in Attachment A-1 to this Letter Agreement.
2.2.***.
2.2.1.***. The *** that will be identified in the definitive agreement for the *** Aircraft will equal (i) the *** as of the date of execution of the Purchase Agreement for the ***, and (ii) for any changes incorporated between the date of execution of the Purchase Agreement for the *** and the date of execution of the definitive agreement for the *** Aircraft, the *** associated with such changes will be those first published by Boeing ***.  For the avoidance of doubt, *** that are not published by Boeing as of the date of execution of the Purchase Agreement for the *** will be *** to the same *** as the *** for the *** in accordance with *** Boeing uses ***.  The *** for the *** Aircraft will *** in accordance with Supplemental Exhibit AE1.  Boeing represents that the *** provided in this Section 2.2 are consistent with the terms of Letter Agreement 6-1162-KKT-080R2, including as may subsequently be amended.
2.2.2.***. The *** for each *** Aircraft will be *** on the same basis as the Aircraft, and will *** for *** in accordance with the terms set forth in Article 2.1.5 of the AGTA.
2.2.3.***. The ***, listed in Supplement Exhibit EE1 to the Purchase Agreement, have been *** to the *** of scheduled delivery using *** listed in the Attachment A-1 to this Letter Agreement. The *** will be *** by the *** prior to the signing of a definitive agreement for the *** Aircraft.
2.2.4.***. The *** of the *** Aircraft will *** to the *** as of the date of execution of the definitive agreement for the *** Aircraft unless the *** agrees to the ***.
3.Payment.
3.1.Customer will pay a *** to Boeing in the amount shown in Attachment A-1 for each *** Aircraft (***), on the date of this Letter Agreement. If Customer *** an ***, the *** will be *** against the *** for such *** Aircraft. If Customer does not *** an ***, Boeing will retain the *** for that *** Aircraft and apply it, ***, then the *** may be applied to *** for Boeing *** and ***.
3.2.If Customer *** its *** to acquire an *** Aircraft, *** in the amounts and at the times listed in Attachment A-1 will be *** for that *** Aircraft. The *** of the Aircraft Price for that *** Aircraft will be paid ***.
P.A. No. 04815        SA-14
UAL-PA-04815-LA-1802897R3, *** Aircraft    Page 2
BOEING PROPRIETARY

4.***.
4.1.Customer may *** by giving written notice to Boeing in accordance with the following terms:
4.1.1.*** Aircraft.
4.1.1.1.For *** Aircraft that *** Aircraft: *** prior to the first business day of the applicable delivery *** listed in Attachment A-1.
4.1.1.2.For *** Aircraft that are listed in Attachment A-2: *** prior to the first business day of the applicable delivery *** listed in Attachment A-1.
4.1.2.*** Aircraft with ***:
At the date of this Letter Agreement, there are *** Aircraft with *** dates aligned to *** Aircraft shown in Attachment A-2. *** of these *** Aircraft shall be on the basis of the sequence described below:
(i)If any *** Aircraft specified in column A of Attachment A-2 is *** pursuant to this Letter Agreement, then the *** for the *** Aircraft specified in column C of Attachment A-2 is provided in column D of Attachment A-2.
(ii)If the *** Aircraft specified in Column C of Attachment A-2 is *** pursuant to this Letter Agreement to create an Aircraft under the Purchase Agreement, then the *** for the *** Aircraft specified in Column E is as specified in Column F. Alternatively, if the *** Aircraft described in Section (i) above is *** by the ***, then the *** Aircraft specified in column E *** and the terms of Section 3.1 shall apply to the ***.
(iii)If an *** Aircraft shown in column A of Attachment A-2 is ***, then *** Aircraft in the same row as the *** Aircraft that was *** by the *** in column C and column E and the of Attachment A-2 shall *** and the terms of Section 3.1 shall apply to the ***.
4.2.For the avoidance of doubt, any *** Aircraft for which Customer has *** its rights under this Letter Agreement shall be considered an “Aircraft” for purposes of the Purchase Agreement.
4.3.Certain *** Aircraft added to this Letter Agreement pursuant to SA-13 to the Purchase Agreement are classified as “*** Aircraft”, as further noted in Attachment A-1.
P.A. No. 04815        SA-14
UAL-PA-04815-LA-1802897R3, *** Aircraft    Page 3
BOEING PROPRIETARY

For each *** Aircraft that Customer *** purchase, such *** Aircraft will be added to the Purchase Agreement as a “SA-13 *** 787 Aircraft” and will be subject to the terms contained in letter agreement no. UAL-PA-04815-LA-23005341 entitled “Special Matters – SA-13 *** Aircraft”.
4.4.Customer’s Model 787-*** aircraft in Attachment A-1 are scheduled by ***. Upon *** of an *** Aircraft, Boeing has the *** the scheduled delivery by *** in Attachment A-1 with written notice to Customer ***; provided, that Boeing ***. Any such *** will amend the *** Aircraft delivery schedule and all other applicable terms and conditions will be *** accordingly. *** (as defined in Section 7.1 of the AGTA) or *** (as defined in Letter Agreement UAL-PA-03860-LA-1209414, entitled “Other Special Matters”), and all applicable terms and conditions set forth in the Purchase Agreement, (e.g., *** and *** and ***) shall be aligned to such *** delivery ***.
5.Contract Terms.
Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an *** Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon to add the *** Aircraft to the Purchase Agreement as an Aircraft. If the parties have not entered into a definitive agreement within *** following ***, either party *** the purchase of *** Aircraft by giving written notice to the other within ***. If Customer and Boeing *** into such definitive agreement, Boeing will (i) *** the *** for that *** Aircraft; (ii) apply *** by Customer on any Boeing aircraft as ***; and (iii) have no further obligation with respect to *** Aircraft.

6.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.
P.A. No. 04815        SA-14
UAL-PA-04815-LA-1802897R3, *** Aircraft    Page 4
BOEING PROPRIETARY

7.Confidential Treatment.
    Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890.

Attachment A-1: 787-***: *** Aircraft Delivery, Description, Price and ***
Attachment A-2: *** data for certain *** Aircraft

Very truly yours,
THE BOEING COMPANY

By	/s/ Irma L. Krueger

Its	Attorney-in-fact

P.A. No. 04815        SA-14
UAL-PA-04815-LA-1802897R3, *** Aircraft    Page 5
BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	October 24, 2024

UNITED AIRLINES, INC.

By:	/s/ Michael Leskinen

Its:	EVP and Chief Financial Officer

P.A. No. 04815        SA-14
UAL-PA-04815-LA-1802897R3, *** Aircraft    Page 6
BOEING PROPRIETARY

Attachment A-1 to Letter Agreement 04815-LA-1802897R3 Entitled "*** Aircraft"
787-*** Aircraft Delivery, Description, Price and ***
(787-***)

Airframe Model/MTOW:			787-***	*** pounds	1			Detail Specification:		***	4Q15 External Fcst
Engine Model/Thrust:			***	*** pounds	2			Airframe Price Base Year/*** Formula:		***	***
Airframe Price:				$***				Engine Price Base Year/*** Formula:		***	***
*** Features:				$***	3
Sub-Total of Airframe and Features:				$***				Airframe *** Data:
Engine Price (Per Aircraft):				$***	2			Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):				$***				Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:				$***				Engine *** Data:
In-Flight Entertainment (IFE) Estimate:				$***	3			Base Year Index (ECI):		***
Deposit per Aircraft:				$***	+			Base Year Index (CPI):		***

# of Aircraft	Contracted Delivery ***	Number of Aircraft	*** Factor (Airframe)	*** Factor (Engine)	*** Forecast	Unique *** Characteritics, if Any	***	*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
								***	***	***	***
								***	***	***	***
***	***	***	***	***	***	***	***	*** ***	***	***	***
***

1 ***
2 ***
3 ***
***:

	***					***
	***					***

UAL-PA-04815-122084.txt	Boeing Proprietary	SA-14 Att A to LA-1802897R2 for 787-*** Aircraft, Page 1

Attachment A-1 to Letter Agreement 04815-LA-1802897R3 Entitled "*** Aircraft"
787-*** Aircraft Delivery, Description, Price and ***
(787-***)

# of Aircraft	Contracted Delivery ***	Number of Aircraft	*** Factor (Airframe)	*** Factor (Engine)	*** Forecast	Unique *** Characteritics, if Any	***	*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
									***	***	***	***
									***	***	***	***
***:

	***					***
	***					***

+ ***

UAL-PA-04815-122084.txt	Boeing Proprietary	SA-14 Att A to LA-1802897R2 for 787-*** Aircraft, Page 2

Attachment A-2: *** Aircraft *** Data

	Column [A] *** Aircraft Delivery ***	Column [A1] *** Aircraft *** Delivery ***	Column [B] ***	Column [C] *** Aircraft Delivery ***	Column [C1] *** Aircraft *** Delivery ***	Column [D] ***	Column [E] *** Aircraft Delivery ***	Column [E1] *** Aircraft *** Delivery ***	Column [F] ***
***	***	***	***	***	***	***	***	***	***

P.A. No. 04815        SA-14
Attachment A-2 to UAL-PA-04815-LA-1802897R3, *** Aircraft
BOEING PROPRIETARY